SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2007
FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32583 (Commission File Number) Identification No.)	13-3391527 (I.R.S. Employer

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada (Address of principal executive offices)		89147 (Zip Code)
Registrant’s telephone number, including area code: 702-221-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

SECTION 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported, on October 1, 2007, Stockman’s Casino, Inc., a wholly owned subsidiary of Full House Resorts, Inc. (“Full House”), entered into a definitive Agreement of Sale and Purchase (the “Agreement”) with Dhillon Hospitality Management, Inc. (the “Buyer”).
     On December 14, 2007, Full House agreed to extend the closing date provided under the Agreement to not later than February 11, 2008. The Buyer requested the extension because of a delay in securing a financing commitment. The Buyer has informed Full House that the commitment has now been obtained. As consideration for the extension, the Buyer placed an additional $125,000 in a non-refundable escrow account.
     Upon closing, Full House expects to net approximately $6.8 million in after tax proceeds which it intends to use to reduce debt. The closing is subject to customary conditions. There can be no assurance that the conditions to closing under the Agreement will ever be satisfied, or any transaction contemplated under the Agreement will be consummated.
     A copy of the December 17, 2007 press release announcing the extension is attached hereto as Exhibit 99.1.
SECTION 8 — Other Events
Item 8.01 Other Events.
     On December 14, 2007, Gaming Entertainment Michigan, LLC (GEM), a 50%-owned joint venture of Full House, received final approval for its gaming management contract from the National Indian Gaming Commission. As previously stated, Full House now expects to work with the Nottawaseppi Huron Band of Potawatomi’s FireKeepers Development Authority on financing and construction of its FireKeepers Casino in Battle Creek, Michigan.
     Once financing is secured, ground-breaking is slated for early 2008 with a grand opening of FireKeepers Casino expected in early 2009. Full House has a management agreement with the Nottawaseppi Huron Band of Potawatomi through GEM, where it has been developing and will manage the FireKeepers Casino for seven years after its opening.
     A copy of the December 17, 2007 press release announcing the approval is attached hereto as Exhibit 99.2.
SECTION 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued on December 17, 2007.

99.2	Press Release issued on December 17, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.
Date: December 17, 2007	/s/ Barth F. Aaron
Barth F. Aaron
Secretary/General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on December 17, 2007.

99.2	Press Release issued on December 17, 2007.

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